UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]


Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 MILACRON INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    (1)      Title of each class of securities to which transaction applies:

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    (2)      Aggregate number of securities to which transaction applies:

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    (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)      Proposed maximum aggregate value of transaction:

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    (5)      Total fee paid:

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[ ]  Fee paid previously with preliminary materials.


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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1)      Amount Previously Paid:

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    (2)      Form, Schedule or Registration Statement No.:

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    (3)      Filing Party:

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    (4)      Date Filed:


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PROXYGRAM SERVICE
32-00 SKILLMAN AVENUE
LONG ISLAND CITY, NY 11101

CONFIDENTIAL IDENTIFICATION NUMBER:
Your identification number is confidential. It is to assure the operator of your identity.

                                 MILACRON INC.
June 3, 2004

Dear Preferred Shareholder:

                   THE FUTURE OF YOUR INVESTMENT IS AT STAKE

Milacron's annual meeting of shareholders is only a few days away. As you know, you are being asked to consider important proposals, approval of which is required in order to successfully implement two refinancing agreements critical to your company's survival. We urge you to vote TODAY in favor of Proposals 1(a), 1(b), 1(c), 1(d), 1(e), 1(f), 2, 3 and 4.

                    YOUR VOTE "FOR" PROPOSAL 3 IS IMPORTANT

Since Proposal 3 must be approved by at least two-thirds of the outstanding existing preferred shares, your vote is especially important. We believe that failure to approve Proposal 3 would significantly disadvantage the company and its existing shareholders, because the company would be restricted in its ability to optionally redeem any shares of the Series B Preferred Stock. Additionally, under certain conditions*, failure to approve Proposal 3 would result in up to an additional $2 million of preferred stock dividends payable per year by the company as well as further dilution to existing shareholders. Consequently, we urge you to vote FOR Proposal 3 EVEN IF you vote against Proposal 2.

           INDEPENDENT VOTING ADVISORY SERVICES ALSO RECOMMEND "FOR"

You should be aware that Institutional Shareholder Services (ISS) and Glass, Lewis & Co, the nation's leading independent voting






* As described in detail on pages 43 and 44 of the Proxy Statement previously provided.

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advisory firms, both recommend that their clients vote FOR all the refinancing proposals. ISS and Glass Lewis clients include hundreds of institutional investors, mutual funds, and other fiduciaries.

                    VOTE TODAY TO PROTECT YOUR INVESTMENT!

According to our latest records, we have not yet received your proxy. Since time is short, we have established a method which will enable you to vote by toll-free Proxygram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 877-825-8631.

Thank you for your continued support of Milacron.

Sincerely yours,

Ronald D. Brown
Chairman, President and Chief Executive Officer


       TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                      ARE AVAILABLE TO ASSIST YOU NOW!!!

                                 INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8911, Milacron Inc.

3.  State your name, address and telephone number.

4.  State your Confidential Identification Number and Number of
    Shares as shown below:

          Confidential Identification Number:

          Number of Shares:

5. Give the operator your voting preferences, using the proxy text below.

                                 MILACRON INC.
                        PROXY FOR PREFERRED STOCK ONLY
          This Proxy is solicited on behalf of the Board of Directors
       Proxy for Annual Meeting of Shareholders to be Held June 9, 2004

Darryl F. Allen, James E. Perrella, and Joseph A. Steger (each with power to act alone and power of substitution) are hereby authorized to represent and to vote all the shares of stock held of record by the undersigned at the Annual Meeting of Shareholders to be held June 9, 2004, and any adjournment or postponement thereof, on all business that may properly come before the meeting.

This proxy when properly executed will be voted as directed by the undersigned. If no direction is made, this proxy will be voted "FOR" each of the Refinancing Proposals (items 1(a), 1(b), 1(c), 1(d), 1(e), 1(f), 2, 3 and
4), "FOR" all the nominees for director listed in item (5), "FOR" items (6) and (7) and "AGAINST" item (8).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE REFINANCING PROPOSALS(ITEMS 1(a), 1(b), 1(c), 1(d), 1(e), 1(f), 2, 3 AND 4) AND ITEMS 5, 6
AND 7. EACH OF THE PRECEDING ITEMS IS PROPOSED BY THE COMPANY.

REFINANCING PROPOSALS - PROPOSALS 1(a), 1(b), 1(c), 1(d), 1(e), 1(f), 2, 3 and
4.


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1. All of Proposals 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) must be approved by the Company's shareholders or none of Proposals 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) will be effective. You may indicate here an instruction to vote for or against or to abstain from all of Proposals 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) or you may indicate a separate instruction for each of Proposals 1(a), 1(b),1(c), 1(d), 1(e) and 1(f) below.

(  ) FOR ALL             (  ) AGAINST ALL          (  ) ABSTAIN FROM ALL

In the face of contrary instructions given under specific items 1(a), 1(b), 1(c), 1(d), 1(e) or 1(f) below, instructions on the specific item will prevail.

1.(a) amendment of the Restated Certificate of Incorporation to increase the authorized common stock of the company to 165,000,000 shares.

        (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

1.(b) amendment of the Restated Certificate of Incorporation to decrease the par value of the common stock to $.01 per share.

        (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

1.(c) amendment of the Restated Certificate of Incorporation to delete the requirement that all shares of any series of serial preference stock be identical in all respects, as described in the proxy statement.

        (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN


1.(d) approve the issuance of a new series of the Company's serial preference stock (the "Series B Preferred Stock").

        (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

1.(e) approve the issuance of the Contingent Warrants (as defined in the proxy statement).

        (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

1.(f) approve the issuance of common stock in conjunction with a Rights
Offering.

        (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

2. Amendments of the Restated Certificate of Incorporation to allow the Series B Preferred Stock to be senior to the Company's 4% Cumulative Preferred Stock in right of dividends and payment upon liquidation, as described in the proxy statement. Proposal 2 will not be effective if Proposal 3 is not approved by the Company's shareholders.

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        (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

3. Amendment of the Restated Certificate of Incorporation to exempt the Series B Preferred Stock from the Net Asset Test (as defined in the proxy statement), as described in the proxy statement.

        (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

4. Amendment of the Restated Certificate of Incorporation to decrease the par value of the serial preference stock to $.01 per share.

        (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

OTHER PROPOSALS

5. Election of Directors

Nominees for three year terms:
01 David L. Burner,
02 Joseph A. Steger,
03 Steven N. Isaacs

 (  ) FOR ALL nominees     (  ) WITHHOLD AUTHORITY for all nominees
      (except as marked
      to the contrary)


INSTRUCTIONS: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), GIVE THAT NOMINEE'S NAME TO THE OPERATOR).

6. Approval of the 2004 Long-Term Incentive Plan. Proposal 6 will not be effective unless each of Proposals 1(a), 1(b), 1(c), 1(d), 1(e)and 1(f) are approved by the Company's shareholders.

        (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

7. Ratification of Appointment of Ernst & Young LLP as independent auditors.

        (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 8

8. Shareholder proposal on executive and director compensation.

        (  ) FOR                 (  ) AGAINST              (  ) ABSTAIN

Receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement hereby acknowledged.

Please give your name to the operator exactly as it appears hereon. When voting as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please vote in full corporate name by authorized officer. If a partnership, please vote in partnership name by authorized person. Please give all names for a proxy for shares held jointly by two or


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more persons.

FOR ASSISTANCE IN VOTING YOUR PROXY, PLEASE CALL OUR PROXY SOLICITOR, INNISFREE M&A INCORPORATED, TOLL-FREE AT 877-825-8631.



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